Supplement dated June 26, 2013

to the Prospectuses of the following funds:

Fund	Prospectus Dated
Columbia ETF Trust
Columbia Select Large Cap Value ETF	3/1/13

Columbia Funds Series Trust II
Columbia Select Large-Cap Value Fund	10/1/2012
Columbia Select Smaller-Cap Value Fund	10/1/2012

Columbia Funds Variable Series Trust II
Columbia Variable Portfolio—Select Large-Cap Value Fund	5/1/2013
Columbia Variable Portfolio—Select Smaller-Cap Value Fund	5/1/2013

Neil Eigen, portfolio manager of the Fund (with Richard Rosen), has announced that he plans to retire from Columbia Management Investment Advisers, LLC, the Fund’s investment manager, at the end of 2013. Until then, Mr. Eigen will continue to serve as a portfolio manager of the Fund with Mr. Rosen. Messrs. Eigen and Rosen, who have been members of the Value Team since 1997, have been supported in their management of the Fund by Kari Montanus, a member of the Value Team since 2003. Effective January 2, 2014, Ms. Montanus will join Mr. Rosen as portfolio manager of the Fund.

Shareholders should retain this Supplement for future reference.

S-6466-207 A (6/13)	SUP000_00_003_(06/13)